Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by Metropolitan Life Insurance Company (“Client” or “MLIC”) in multiple bulk transactions and were reviewed by AMC on behalf of such party or results were conveyed to the Client via a reliance letter from another AMC client. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	“Compliance Review”:	1,909 mortgage loans
▪	“Data Integrity Review”:	1,909 mortgage loans
▪	“Payment History Review”:	1,909 mortgage loans
▪	“Title Review”:	1,909 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and

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circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

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i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.
(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

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Data Integrity Review
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review and the Modification Review (the Modification Review was a review of modified terms for the mortgage loans). The 42 fields below were reviewed, where possible, during the Data Integrity Review.

ARM Index	Max Rate	Orig First Pay Date	Property Type	StepRate2
ARM Margin	Min Rate	Orig P&I	Rate Adj Period	StepRate3
ARM/Fix	Mod First Pay Date	Orig Rate	Remaining PRA	StepRate4
Balloon Flag	Mod Flag	Period Cap	Sales Price	Total Deferred Balance
Borrower Last Name	Modification Balance	Period Floor	StepDate1	ioflag
Current Maturity Date	Modification Date	Prop Address	StepDate2	ioexpir
First Pay Chg Date	Note Date	Prop City	StepDate3
First Rate Change Date	Orig Appr	Prop State	StepDate4
Loan Purpose	Orig Bal	Prop Zip	StepRate1

Payment History Review
AMC performed a 36-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population with a status date as of 6/21/2018 and a review period of 7/1/2015 through 6/21/2018.

Title Review
As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post origination homeowners’ association (“HOA”) liens. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

AMC, based upon outside legal counsel guidance, identified super lien states as: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC makes no representations or warranties as to the sufficiency of this list and this disclosure acts solely to establish the scope of review for the engagement.

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Item 5. Summary of findings and conclusions of review
There were 1,909 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 1,608 (84.23%) of the mortgage loans had exceptions; however, only 195 (10.21%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above. Of the 1,909 mortgage loans reviewed for compliance, 859 were reviewed by AMCD and 1,050 were reviewed by JCIII.

COMPLIANCE RESULTS SUMMARY (1,909 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.
AMC Consolidated
Compliance: Event Level	Loan Count	Percentage of Loans
A	321	16.82%
B	1,393	72.97%
C	63	3.30%
D	132	6.92%
Total	1,909	100.00%

Clarity AMC Diligence, LLC (565 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	109	19.29%
B	412	72.92%
C	3	0.53%
D	41	7.26%
Total	565	100.00%

Tigre AMC Diligence, LLC (294 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	140	47.62%
B	116	39.46%
C	7	2.38%
D	31	10.54%
Total	294	100.00%

JCIII & Associates, LLC (1,050 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	72	6.86%
B	865	82.38%
C	53	5.05%
D	60	5.71%
Total	1,050	100.00%

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DATA INTEGRITY REVIEW RESULTS SUMMARY (1,909 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review and the Modification Review (the Modification Review was a review of modified terms for the mortgage loans). In total there were 42 unique fields included in the Data Integrity Review. Data variances were found on 1,849 (96.86%) of the mortgage loans reviewed across 40 unique fields.

Field	Loan Count	% of Loans
Modification Balance	1128	59.09%
Rate Adjustment Period	720	37.72%
Arm/Fixed	713	37.35%
First Rate Change Date	670	35.10%
Periodic Cap	667	34.94%
Max Rate	660	34.57%
First Pay Change Date	650	34.05%
Min Rate	649	34.00%
Sales Price	646	33.84%
Arm Margin	643	33.68%
Arm Index	639	33.47%
Original First Pay Date	603	31.59%
Periodic Floor	549	28.76%
Interest Only Flag	526	27.55%
Interest Only Expiration	419	21.95%
Current Maturity Date	411	21.53%
Total Deferred Balance	291	15.24%
Original Rate	241	12.62%
Loan Purpose	196	10.27%
Original Appraisal	186	9.74%
Property Address	166	8.70%
Property Type	143	7.49%
Balloon Flag	142	7.44%
Original Principal Interest	118	6.18%
Step Date 1	111	5.81%
Modification First Payment Date	108	5.66%
Modification Date	107	5.61%
Step Rate 1	105	5.50%
Step Date 2	80	4.19%
Step Rate 2	75	3.93%
Remaining PRA	72	3.77%
Modification Flag	52	2.72%
Property City	50	2.62%
Note Date	23	1.20%
Property Zip	14	0.73%

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Field	Loan Count	% of Loans
Step Rate 3	9	0.47%
Original Balance	8	0.42%
Step Date 4	3	0.16%
Step Rate 4	3	0.16%

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OTHER REVIEW RESULTS SUMMARY (1,909 Mortgage Loans)
Exception listings have been separated for the mortgage loans reviewed by AMCD in the Clarity and Tigre platforms as well as the mortgage loans reviewed by JCIII. The summaries below detail the exceptions as noted in each party’s review and reflect only compliance EV2s or EV3s, as noted when conducting the original review in question. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

Clarity AMC Diligence, LLC (565 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.
Exception Category	RA Grade	# of Exceptions
Missing, Incorrect, or Incomplete HUD-1	D	40
Incomplete File	D	3
Missing Required Data (other than HUD-1 or Note)	C	2
Missing, Incorrect, or Incomplete HUD-1	C	2
TILA	B	212
RESPA	B	211
Missing Application Date	B	184
FACTA	B	138
Misc. State Level	B	75
Missing, Incorrect, or Incomplete GFE	B	60
Missing, Incorrect, or Incomplete Final or Initial 1003	B	59
Missing, Incorrect, or Incomplete Final TIL	B	54
TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	B	38
LTV Test	B	27
TIL-MDIA	B	18
Missing, Incorrect, or Incomplete Initial TIL	B	16
State Defect	B	15
Missing Non-Required Data	B	10
1003	B	4
Safe Act	B	4
Final TIL Estimated	B	3
State HPML	B	3
Missing Disclosure	B	2
FHA	B	2
Federal HPML	B	1
HUD	B	1
Missing, Incorrect, or Incomplete HUD-1	B	1
Cross Collateralized	B	1
TOTAL		1,186

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Tigre AMC Diligence, LLC (294 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Exception Category	RA Grade	# of Exceptions
Missing, Incorrect, or Incomplete Note	D	3
Incomplete File	D	2
Missing, Incorrect, or Incomplete HUD-1	C	39
FACTA	B	89
TILA	B	38
Missing, Incorrect, or Incomplete Final TIL	B	35
TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	B	19
Misc. State Level	B	2
TOTAL		227

JCIII & Associates, LLC (1,050 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by JCIII.

Exception Category	RA Grade	# of Exceptions
Missing, Incorrect, or Incomplete HUD-1	D	59
Missing, Incorrect, or Incomplete Note	D	1
Missing, Incorrect, or Incomplete HUD-1	C	36
State Defect	C	24
State Late Charge	C	17
FACTA	B	331
Misc. State Level	B	3203
Missing Disclosure	B	298
Missing, Incorrect, or Incomplete Final TIL	B	113
Missing, Incorrect, or Incomplete GFE	B	357
Missing, Incorrect, or Incomplete Initial TIL	B	541
RESPA	B	192
Safe Act	B	1
TILA	B	211
TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	B	62
TIL-MDIA	B	1
TOTAL		5,447

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PAYMENT HISTORY REVIEW SUMMARY (1,929 Mortgage Loans)
A 36-month Payment History review was completed by AMCD on a total of 1,909 mortgage loans. Of such mortgage loans, all 1,909 had complete pay history strings (100.00%). Of these mortgage loans, 1,793 mortgage loans (93.92%) had no delinquencies during the lookback period and no missing pay history data. The remaining 116 mortgage loans (6.08%) showed evidence of one or more delinquencies but had full pay history data. As of the 06/21/2018 cutoff date, all 1,909 mortgage loans were current.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquencies, Full Data	1,793	93.92%
No Delinquencies, Some Missing Data	0	0.00%
Delinquencies, Full Data	116	6.08%
Delinquencies, Some Missing Data	0	0.00%
Total	1,909	100.00%

Lookback Period (months)	Loan Count	% of Loans
36	1,909	100.00%
Total	1,909	100.00%

TAX AND TITLE REVIEW SUMMARY (1,909 Mortgage Loans)
As part of the due diligence services, the Client provided AMC with identifying data on 1,909 mortgage loans. There were 181 mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein.  Of these mortgage loans, 39 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage which could not be mitigated by reviewing Schedule B of the related title policy.  3 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage which could not be mitigated by reviewing Schedule B of the related title policy and also had a senior lien encumbrance recorded before the recordation of the subject mortgage, but none of these had the senior encumbrance cited as an Exception from coverage on Schedule B of the related title policy.  138 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans had the senior encumbrance cited as an Exception from coverage on Schedule B of the related title policy.  The remaining 1 mortgage loan was cited as having a senior lien encumbrance recorded before the recordation of the subject mortgage and the related title policy was not sufficient to mitigate the lien issue.  AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 1,728 mortgage loans.

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ADDITIONAL SUMMARY*

Loan Purpose	Loan Count	% of Loans
Refi - Cash Out	915	47.93%
Purchase	623	32.63%
Refi - No Cash Out	332	17.39%
Construction to Permanent	27	1.41%
HELOC	9	0.47%
Unavailable	3	0.16%
Total	1909	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	1,342	70.30%
Condo, Low Rise	107	5.61%
Mid Rise Condo (6-7 Floors)	2	0.10%
Condo, High Rise	10	0.52%
PUD	249	13.04%
Townhouse	12	0.63%
Manufactured Housing	43	2.25%
1 Family Attached	11	0.58%
2 Family	64	3.35%
3 Family	11	0.58%
4 Family	1	0.05%
Other	10	0.52%
Unavailable	47	2.46%
Total	1,909	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	1,909	100.00%
Total	1,909	100.00%

Term	Loan Count	% of Loans
0-120 Months	8	0.42%
121-180 Months	23	1.20%
181-240 Months	84	4.40%
241-360 Months	1,655	86.70%
361+ Months	137	7.18%
Unknown	2	0.10%
Total	1,909	100.00%

*Some “% of Loans” may not add to 100% due to rounding.

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Amortization Type	Loan Count	% of Loans
Fixed	1,137	59.56%
Adjustable	772	40.44%
Total	1,909	100.00%

*Some “% of Loans” may not add to 100% due to rounding.

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